UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2016

BioMarin Pharmaceutical Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street

San Rafael, CA 94901

(Address of Principal Executive Offices, Including Zip Code)

(415) 506-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 7, 2016, BioMarin Pharmaceutical Inc. (BioMarin) filed with the Securities and Exchange Commission (the SEC) a current report on Form 8-K (the Initial 8-K) to report, that on January 1, 2016, it completed its acquisition of rights to the approved pharmaceutical product referred to as Kuvan® and the investigational medicinal product referred to as pegvaliase, and certain assets related thereto (collectively, the Merck PKU Business), from Ares Trading S.A. (Merck Serono), an indirectly wholly-owned affiliate of Merck KGaA, Darmstadt, Germany (collectively, Merck). This Amendment No. 1 to the Initial 8-K amends and restates Item 9.01 of the Initial 8-K to provide the financial statements and related consent described below, which were not filed with the Initial 8-K and are permitted to be filed by amendment no later than seventy-one (71) calendar days after the Initial 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

BioMarin has concluded that, according to the guidance in Financial Accounting Standards Board Accounting Standards Codification Topic No. 805, Business Combinations, and Article 11 of Regulation S-X, the Merck PKU Business meets the definition of a “business” and exceeds the conditions of significance set forth in Rule 1-02(w) of Regulation S-X at the 20% level, but less than the 40% level, and that BioMarin’s acquisition of the Merck PKU Business requires the filing of audited financial statements of the Merck PKU Business as of and for the year ended December 31, 2015 pursuant to the requirements of Rule 3-05 of Regulation S-X. BioMarin has been advised by Merck that it is impracticable to prepare complete financial statements in accordance with Rules 3-01 and 3-02 of Regulation S-X relating to the Merck PKU Business. In this regard, BioMarin has been advised by Merck that, among other things, the Merck PKU Business did not represent a separate subsidiary, segment or division of Merck, the Merck PKU Business had not been accounted for as a separate entity, subsidiary or division of Merck, and Merck did not manage the Merck PKU Business as a stand-alone business. Merck also advised BioMarin that it had never previously prepared stand-alone financial statements relating to the Merck PKU Business and that it never maintained the distinct and separate accounts necessary to prepare stand-alone financial statements.  As a result, BioMarin is filing audited abbreviated financial statements of the Merck PKU Business, including a statement of assets acquired as of December 31, 2015 and a statement of revenues and direct expenses for the year ended December 31, 2015, and the notes related thereto, in satisfaction of the requirements of Rule 3-05 of Regulation S-X, which are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to a letter dated February 25, 2016 from the staff of the Division of Corporate Finance of the SEC (the Division), the Division stated that it would not object to BioMarin’s proposal to provide the above-identified financial statements in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro forma financial information

Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015, and the notes related thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)Exhibits

Exhibit No.	Description

2.1

Amended and Restated Termination and Transition Agreement, dated as of December 23, 2015, between BioMarin Pharmaceutical Inc. and Ares Trading S.A., previously filed with the SEC on February 29, 2016 as Exhibit 2.3 to the Company’s Annual Report on Form 10-K (File No. 000-26727), which is incorporated herein by reference. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions have been filed separately with the SEC.

2.2

Termination Agreement, dated as of October 1, 2015, between BioMarin Pharmaceutical Inc. and Ares Trading S.A., previously filed with the SEC on February 29, 2016 as Exhibit 2.4 to the Company’s Annual Report on Form 10-K (File No. 000-26727), which is incorporated herein by reference. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions have been filed separately with the SEC.

2.3

Termination and Transition Agreement, dated as of October 1, 2015, between BioMarin Pharmaceutical Inc. and Ares Trading S.A., previously filed with the SEC on February 29, 2016 as Exhibit 2.5 to the Company’s Annual Report on Form 10-K (File No. 000-26727), which is incorporated herein by reference. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions have been filed separately with the SEC.

23.1*	Consent of Independent Auditors

99.1*

Audited Statement of Assets Acquired as of December 31, 2015 and Audited Statement of Revenues and Direct Expenses for the year ended December 31, 2015 and the related notes to such audited financial statements.

99.2*	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015 and the related notes to such unaudited financial statements.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC.

Date: March 15, 2016	By:	/s/ Brian R. Mueller
Brian R. Mueller
Group Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amended and Restated Termination and Transition Agreement, dated as of December 23, 2015, between BioMarin Pharmaceutical Inc. and Ares Trading S.A., previously filed with the SEC on February 29, 2016 as Exhibit 2.3 to the Company’s Annual Report on Form 10-K (File No. 000-26727), which is incorporated herein by reference. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions have been filed separately with the SEC.

2.2

Termination Agreement, dated as of October 1, 2015, between BioMarin Pharmaceutical Inc. and Ares Trading S.A., previously filed with the SEC on February 29, 2016 as Exhibit 2.4 to the Company’s Annual Report on Form 10-K (File No. 000-26727), which is incorporated herein by reference. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions have been filed separately with the SEC.

2.3

Termination and Transition Agreement, dated as of October 1, 2015, between BioMarin Pharmaceutical Inc. and Ares Trading S.A., previously filed with the SEC on February 29, 2016 as Exhibit 2.5 to the Company’s Annual Report on Form 10-K (File No. 000-26727), which is incorporated herein by reference. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions have been filed separately with the SEC.

23.1*	Consent of Independent Auditors

99.1*

Audited Statement of Assets Acquired as of December 31, 2015 and the Statement of Revenues and Direct Expenses for the year ended December 31, 2015 and the related notes to such audited financial statements.

99.2*	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2015 and the related notes to such unaudited financial statements.

*	Filed herewith